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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

To Interplay Entertainment Corp.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 29, 1999, included in this Form 10-K into Interplay Entertainment Corp.'s previously filed Form S-8 Registration Statement File No. 333-60583.


                                                         /s/ ARTHUR ANDERSEN LLP


Orange County, California
March 29, 1999